Exhibit 31.1

CERTIFICATE PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report (the “Report”) on the Form 10-Q/A of The Digital Development Group Corp. (the “Company”) for the three months ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof, I, Martin W. Greenwald, Chief Executive Officer, Chief Financial Officer and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Quarterly Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: September 6, 2013

/s/ Martin W. Greenwald

Martin W. Greenwald

Chief Executive Officer and

Chief Financial Officer

(Principal Accounting Officer and Principal Financial Officer)